SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 15, 2008
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                     000-25831                 11-2208052
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(State or other                (Commission               (IRS Employer
 jurisdiction of                File Number)              Identification
 incorporation)                                              Number)


4710 Eisenhower Boulevard, Tampa, FL                    33634
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number including area code   (813) 579-3200
                                                   ----------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
             ------------

     On July 15, 2008, on the application of the Company, the hearing to consider confirmation of the Company's proposed Joint Plan of Reorganization was continued. It will now be heard before the United States Bankruptcy Court for the Middle District of Florida on August 20, 2008. The proposed amended plan will include, among other things, the cancellation of all outstanding shares of the Company's common stock and serial preferred stock. It is intended that the terms and conditions of this plan will be provided to the Company's equity holders and creditors on or about July 25, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NETWOLVES CORPORATION


                                      By: /s/ Peter C. Castle
                                          -----------------------
                                          Peter C. Castle
                                          Chief Financial Officer
Dated:    July 16, 2008